Supplement to Symetra Retirement Passport Group Variable Annuity Prospectus
                        Supplement dated April 30, 2013
              to Prospectus dated May 1, 2010 as supplemented



Effective May 1, 2013, the DWS Dreman Small Mid Cap Value VIP Portfolio changed its name to DWS Small Mid Cap Value VIP Portfolio. As a result of this change, any references to the DWS Dreman Small Mid Cap Value VIP Portfolio in this prospectus are hereby changed respectively to reflect the new name, DWS Small Mid Cap Value VIP Portfolio.

  Supplement to Symetra Retirement Passport Group Variable Annuity Prospectus
                      Supplement dated April 30, 2013
             to Prospectus dated May 1, 2010 as supplemented


The disclosure set forth below replaces the information under Section 1-Inquiries found on page 9 of the prospectus.

INQUIRIES
If you need more information, please contact us at the following:


	By Phone:
	1-800-796-3872

	On the Internet:
	http://www.symetra.com

	For general correspondence, all written communications, including additional Purchase Payments to your Certificate, and other transactional inquiries, please contact us at:

	Symetra Life Insurance Company
	PO Box  305156
	Nashville, TN 37230-5156

	We will not deem correspondence, including transactional inquiries and Purchase Payments, sent to any other address as received by us until they are picked up at the address listed above and delivered to our processing office.

	For Overnight Mail:
	Symetra Life Insurance Company
	100 Centerview Drive, Suite 100
	Nashville, TN 37214-3439

  Supplement to Symetra Retirement Passport Group Variable Annuity Prospectus
                        Supplement dated April 30, 2013
                to Prospectus dated May 1, 2010 as supplemented

The disclosure set forth below replaces the information found on pages 6-7 in the prospectus and any prior supplements.

================================================================================
                     ANNUAL PORTFOLIO OPERATING EXPENSES
                   (as a percentage of average net assets)
================================================================================

The Total Annual Portfolio Operating Expenses table shows the lowest and highest total operating expenses charged by the Portfolio companies that you pay indirectly during the time you invest in the Certificate under the Contract. The total operating expenses are expressed as an annual percentage of average daily net assets and are deducted from Portfolio assets. The amounts are based on expenses paid as of the end of the fiscal year
December 31, 2012.  Actual expenses in the future may be higher or lower.
For Portfolios that invest in shares of one or more acquired funds, the total annual operating expenses include fees and expenses incurred indirectly by the Portfolio as a result of investment in shares of one or more acquired funds.

We have agreements with each of the fund managers that describe the administrative practices and responsibilities of the parties. To the extent it performs services for the fund, Symetra Life may receive an asset based administrative fee from the fund's advisor or distributor. These fees may be up to 0.30% per year and may depend on the amount we have invested in the portfolios. In addition, the funds may make payments to Symetra Life or its affiliates pursuant to a distribution and/or servicing plan adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The table below shows the lowest and highest total operating expenses charged by the Portfolio companies. You can find more detailed information about the fees and expenses (including management fees, distribution (12b-1) fees and other expenses) for each Portfolio separately by reading the individual Portfolio prospectuses.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES (1)		Lowest		Highest
Range of total annual Portfolio operating expenses 	0.18%		1.60%
(before any waivers or expense reimbursement)

Range of total annual Portfolio operating expenses 	0.18%		1.60%
(after any waiver or expense reimbursement) (2)

(1)	We  reserve the right to implement, administer, and charge you for
	any fee or restriction, including redemption fees, imposed by any underlying Portfolio.

(2)	The range of total annual portfolio operating expenses after any
	waiver or expense reimbursement takes into account contractual arrangements for certain Portfolios that require the investment advisor to reimburse or waive Portfolio operating expenses until at least April 30, 2014. Advisors to certain Portfolios offered in the Contract and Certificates issued thereunder agree to waive or reimburse advisory fees or other fees. This reduces Portfolio operating expenses. Such arrangements are described in more detail in the prospectus for each Portfolio.


Explanation of Examples

The examples shown in your prospectus are intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include transaction expenses, the annual administration maintenance charge, Separate Account annual expenses (including the mortality and expense risk charge), and the Portfolio fees and expenses. Changes to the Portfolio expenses affect the results of the expense examples in your prospectus. Although we have chosen not to update the examples here, they still generally show how expenses and charges affect your Participant Account Value.

You may request free copies of the Symetra Life Insurance Company financial statements by calling us at 1-800-796-3872 or by visiting our website at www.symetra.com.